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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2003
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                                ZALE CORPORATION
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             (Exact name of registrant as specified in its charter)


Delaware                            001-04129                  75-0675400
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(State or other                    (Commission               (IRS Employer
jurisdiction of                    File Number)              Identification No.)
incorporation)


901 West Walnut Hill Lane, Irving, Texas                             75038-1003
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(Address of principle executive offices)                             (Zip code)


Registrant's telephone number, including area code:              (972) 580-4000
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                                 Not Applicable
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          (Former name or former address, if changed since last report)


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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (a)  Financial Statements of Businesses Acquired
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          None.

     (b)  Pro Forma Financial Information
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          None.

     (c)  Exhibits
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          99.1 Press Release of Zale Corporation issued August 28, 2003.

Item 12. Results of Operations and Financial Condition

     On August 28, 2003, Zale Corporation issued a press release reporting its financial results for its fourth fiscal quarter and fiscal year ended July 31, 2003. A copy of the press release is hereby attached as Exhibit 99.1 and incorporated herein by reference.

     The attached press release includes a presentation of earnings (and earnings per share), excluding certain unusual items, for each of fiscal year 2003 and 2002 and for the fourth quarter of each of fiscal year 2003 and 2002. Such measures are not measures of financial performance under GAAP and should not be considered as alternatives to net earnings (and earnings per share) as computed under GAAP for the applicable period. The Company considers net earnings (and earnings per share) to be the most comparable GAAP measure and has presented reconciling information in the first two paragraphs of the press release.

     The non-GAAP measures described above exclude the costs associated with redeeming the Company's senior notes, a non-cash goodwill impairment charge, the costs associated with executive management changes, a gain from curtailing certain retiree medical benefits and the effect of a change in accounting principle. Management uses earnings measures adjusted to exclude such charges as part of its evaluation of the performance of the Company. Further, the Company believes these measures provide useful information to investors because the expenses that are excluded relate to events that resulted in a significant impact during the particular fiscal quarter and/or fiscal year and will recur only in varied amounts and with unpredictable frequency. Unusual compensation related items, such as the costs of executive management changes and the benefit of curtailing retiree medical benefits, and unusual financing charges, such as the costs associated with redeeming the senior notes, may occur more regularly in the Company's business, but vary in size and frequency. Non-cash goodwill impairment charges may occur in the future, as the Company reviews its goodwill each year under SFAS 142; however, such charges also will vary in size and frequency. While the particular accounting change that has been excluded is unlikely to recur, others may occur.

     In addition, the attached press release includes a presentation of "free operating cash flow." Free operating cash flow is a non-GAAP financial measure and is defined as cash flows from operating activities (in accordance with GAAP) less capital expenditures. The Company considers cash flows from operating activities to be the most comparable GAAP financial measure, and has included in the press release a reconciliation of cash flows from operating activities to free operating cash flow.

     The Company believes the presentation of free operating cash flow provides investors with meaningful information regarding the Company's ability to generate cash flow from operations after making capital investments to support its growth initiatives. Free operating cash flow should not be considered as an alternative to cash flows from operating, financing or investing activities or as a measure of liquidity. Readers are encouraged to review the Statement of Cash Flows included in the attached press release for information regarding the Company's cash flows from operating, financing and investing activities under GAAP.

     The information set forth under this Item 12 is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.


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                                  EXHIBIT INDEX
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99.1  Press Release of Zale Corporation issued August 28, 2003.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.




           ZALE CORPORATION
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           Registrant


Date:    August 28, 2003                            By: /s/ Mark R. Lenz
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                                                    Mark R. Lenz
                                                    Group Senior Vice President,
                                                    Chief Financial Officer
                                                    (principle financial officer
                                                    of the registrant)




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